UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

Financial Institutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FISI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2020, Financial Institutions, Inc. (the “Company”) announced that William L. Kreienberg and the Company have mutually agreed that Mr. Kreienberg will depart from his role as the Company’s Executive Vice President, Chief Banking and Revenue Officer, as of June 26, 2020.

On June 30, 2020, the Company and Mr. Kreienberg entered into a separation and settlement agreement and release (the “Agreement”) that governs, among other things, the compensation Mr. Kreienberg will receive following his resignation. Mr. Kreienberg has the right to revoke the Agreement within seven days after executing the Agreement. After this revocation period, the Agreement will be fully effective and enforceable (“Effective Date”).

Under the terms of the Agreement, he will receive: (1) cash payments totaling $500,000 to be paid in four equal installments beginning in the Company’s next payroll period after the Effective Date and in each of the first payroll periods in October 2020, January 2021 and April 2021; and (2) title to his company car. Mr. Kreienberg is also eligible for continuing health and dental insurance coverage from the Effective Date until December 30, 2020. Mr. Kreienberg provided a general release of claims in favor of the Company and its subsidiaries and affiliates, agreed to keep the Company’s confidential information confidential and agreed not to solicit the Company’s customers or employees for a period of six months after the Effective Date.

A copy of the Agreement is expected to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

On July 1, 2020, the Company issued a press release announcing Mr. Kreienberg’s departure from the Company.  A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description	Location
99.1	Press Release issued by Financial Institutions, Inc. on July 1, 2020	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date: July 1, 2020	By:	/s/ Samuel J. Burruano, Jr.
Senior Vice President, General Counsel
and Corporate Secretary